1 OTC BB CYOE A New Global Market Force in Histology and Cytology Cancer Diagnostics

Forward Looking Statement This presentation includes forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, regarding future operating performance, events, trends and plans . All statements other than statements of historical fact contained herein, including, without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues and costs, and plans and objectives of management for future operations, are forward - looking statements . Forward - looking statements generally can be identified by the use of forward - looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions . We have based these forward - looking statements on our current expectations and projections about future events . These forward - looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward - looking statements . Important factors that could cause our actual results to differ from our expectations, include but are not limited to, MEDITE’s ability following the acquisition to maintain and grow its revenues, our ability to integrate MEDITE’s operations with our historic operations, the effect that the acquisition will have on MEDITE’s existing customers and employees as well as those risk factors that apply to our operations as disclosed in Item 1 A of our Report on Form 10 - K for the year ended December 31 , 2012 and other filings with the Securities and Exchange Commission . Readers are cautioned not to place undue reliance on our forward - looking statements, as they speak only as of the date made . Such statements are not guarantees of future performance or events and we undertake no obligation to disclose any revision to these forward - looking statements to reflect events or circumstances occurring after the date hereof . This document is not a solicitation to invest in any securities nor is it intended to provide investment advice . It is intended for informational purposes only and should be used by accredited, sophisticated investors who are knowledgeable of the risks involved . This is neither an offer to sell nor solicitation of an offer to buy any security . 2

Transaction Summary • Entered into Stock Purchase Agreement (SPA) on January 11, 2013, creating global market force in histology and cytology markets • CytoCore to acquire 100% of the capital stock of MEDITE • Purchase will be funded by the issuance of 1.5 billion restricted shares to the shareholders of MEDITE • MEDITE will own 80% of the combined company following the closing • Transaction is currently expected to close by March 15, 2014, subject to standard and customary closing conditions and deliveries. 3

MEDITE is… …specializing in the manufacturing and marketing of superior molecular biomarkers and premium medical devices for detection, risk assessment and diagnosis of cancer and related diseases. The Company is emerging as rapidly growing disruptive force in the multi - billion dollar global histology and cytology systems marketplace while positioned to build significant shareholder value. 4

MEDITE…Consistently Profitable Operations • Founded in 1978 in Germany; focus on engineering laboratory process automation and supply products for histology and cytology…total solution approach! • Recognized histology innovator: - first programable Multistainer - first three piece Embedding Center, - worldwide fastest Glass Coverslipper • Acquired by current management team in 2006 • Relocated headquarters to Orlando, FL in 2013 to capitalize on US market potential • German market leader; presence in 70 global markets 5

Investment Considerations • Large addressable markets with double digit growth rates - 1.6 million new cancer patients annually in the U.S. • Global leader in cytology and histology; focus on molecular marker • Executed new multi - year contracts & product development pipeline positions CytoCore and MEDITE for 50% annual revenue growth and increasing profitability • Pipeline of new products; significant barriers to entry • Strong management team with proven operational performance • Solid balance sheet to execute short/long term business plan 6

7 Large addressable and growing market

8 Cancer is defined, diagnosed and classified on the basis of abnormalities in cell (cytology) and tissue (histology) morphology Challenge Biomarkers: • There are no known biomarkers that are unique and definitive for cancer • Biomarkers are good for classification, but poor for screening & diagnosis • Nonspecific binding (NSB) masks desired signals Types of Cancer Tests

MEDITE • Premium I nternational Brand • Proven Business Model • Complete Histology Product Line Coverage • Strong Engineering Capabilities CYTOCORE • Strong Bio Marker Research Capabilities • Cancer Marker • Public Company with Probable NOLs MEDITE AND CYTOCORE • Cytology Cancer Screening • Go to Market Synergies • Enhanced Profitability • Enhanced Shareholder Value Compelling Merger Advantages 9

Advanced Engineered Product Portfolio 10

Leading Labs into the Future: Histology 11 • Automation - Fastest Stainer - Coverslipper - System, Histology lab - in - one Instrument under development • Flexibility - Tissue Processor TPC TRIO • Speed - COT (stains 1,000 slides/h), USE (decalcify 4 times faster than just acid), Tape (covers 4 times faster than glass) • Ergonomics and Precision - VALIDA premium Embedding Center, Microtomes, eCep • Standardized and Convenient - Complete Histology lab equipment and all supplies from one hand

MEDITE Highly Engineered Histology Products 12

• Signed five year agreement to supply MEDITE’s newly developed and patented Stainer - Coverslipper - Combination to an Industry leader • Additional OEM agreements are under negotiation Significant OEM Agreements 13

Leading Labs into the Future: Cytology 14 • Automation - Development of fully automated slide preparation and imaging system for Liquid Based Cytology • Flexibility - Providing all equipment and consumables for replacing both leading Systems (Becton - Dickinson/Hologic). Also for non - GYN LBC consumables • Specific Diagnostics - New marker development can be used for specific cancer diagnostics • Savings - MEDITE equipment and consumables are often priced lower than competitiors; offers margin expansion option for GYN and non - GYN testing labs

MEDITE: Cytology Product Price Performance Leader 15

16 Collection Detection Evaluation Slide Preparation • SoftPAP ® • SoftKit • Breast Aspirant Cell Collector • Preservative • Instrument • Morphology stains • Molecular Assays • Workstation • Imager • DMS CytoCore Solutions

• Breast cancer is a leading (health) cause of death for women in the U.S.; 50,000 annually • 12% of U.S. Female population develop disease; 200,000 cases • Self - examination only procedure available for women between 20 - 40 years of age • Mammography incurs additional cancer risk and has low sensitivity for detecting breast cancer • Solution provides non - invasive breast cancer risk assesment procedure targeting women between 20 - 45 years of age • $75 affordable retail charge • Superior to competition; Significantly lower console cost • Plan to place in doctors offices and clinics free of charge; razor blade economics CytoCore Breast Aspirant - cell Collector 17

CytoCore's Molecular Biomarker Immunoassays

Solution:

- Increased specificity vs. competing products
- Optimized for automated analysis
- Screening, diagnostic & prognostic use

Assay	Type & Use	Time to Preproduction Tests
T-1	Immunoassay: resolution of ASCUS	9-12 months
A-1	Immunoassay: resolution of ASCUS	9-12 months
D-1	Immunoassay: particularly good for detecting HSIL and CIS	9-12 months
L1, L2, L3	Immunoassays: predictive tests for progression of dysplasia to cancer. Can be mixed and matched for specific applications.	9-12 months
E-1	Immunoassay: particularly good for detecting LSIL	9-12 months

Additional marker-based assays in the pipeline

MEDITE
Cancer Diagnostic Tools

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Novel CytoCore Stains, Markers and Assays

How CytoCore Assays Work:

- Synergistic combinations of selected biomarkers with cell morphology in a single test
  - Proprietary quantitative "no wash" "instant" morphology stain
  - Biomarkers are selected to detect cells that are or that have committed to becoming cancerous
  - Novel assay chemistries suppress non-specific binding and other artifacts

Advantages:

- Improved lab throughput at reduced cost.
- Multi-parameter approach improves reliability & robustness of results.
- Resolves ambiguous cases such as ASCUS and LSIL that may or may not progress to cancer.
- Addresses screening, diagnosis and patient management needs.
- Easily automated.

How Competitive Tests Work:

- Morphology or biomarkers, not both
- Complex qualitative morphology stain procedures
- Targeted biomarkers are not unique to cancer or pre-cancerous conditions
- Predominantly manual


$3.6 Billion
Follow-up
Colposcopy
& Surgical
$3.0 Billion
Resolving Questionable
Results (ASCUS)
$1.0 Billion
Pap Screening

$7.6bn Annual Expenditures in the US
~ 70m Pap Tests in the US
~ 120m Pap Tests in ROW

Additional $8.0bn for Breast and other cancers

MEDITE Cancer Diagnostic Tools

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20 Significant Barriers to Entry • Strong IP portfolio of patents, including industry changing new applications, brands, trademarks • Proprietary equipment manufacturing expertise and biomarker formulation • MEDITE’s brand products are renowned for high quality and reliability - ‘Made in Germany’ appeals to most global markets • Customer relucatance to switch existing partner relationships

2012 Full Y ear F inancial P erformance Cautionary Note : The following summary financial data is based upon historic financial statements provided to us by management of MEDITE . We intend to file a current report on Form 8 - K containing the historic audited financial statements and unaudited interim financial statements no later than 75 days after closing of the acquisition . We urge shareholders to review such historic audited financial statements and unaudited interim financial statements as soon as they become available . Total Revenue $ 9,419 Gross Profit $ 4,376 Gross margin 46.4% Expenses Sales & marketing $ 2,241 General & Administrative $ 407 Research & Development $ 753 Total Expenses $ 3,401 Earnings Before Interest, Taxes, Depreciation and Amortization* $ 975 Interest, Taxes, Depreciation and Amortization $ 698 Net Income $ 277 21 * 10.3% EBITDA margin

Key Milestones 2013 • Start production of new product TES Valida, TDO Sahara, TFB 35 • Start production of new Cover Tape • Build a strong distribution channel to Chinese market • Create strong U.S. distribution channel for LBC • Finish Version 3 of Stainer - Coverslipper - Combination 2014 • Create strong U.S. and Canada distribution channel • Transfer Stainer - Coverslipper Combination to OEM • Develop new products for growing Chinese Market • Receive CE Mark for Nipple Breast Aspirant - cell Collector 22

Factors Driving 50% 2014 Growth • Generate China sales through newly formed joint venture • Major North America distribution agreement for Histology products with Medline Industries • Major North America distribution agreement for Cytology products • OEM equipment and supply contracts • Breast cancer Nipple Aspirant - cell Collector sales in Europe, Latin America and U.S. • Realize anticipated savings from planned new manufacturing and R&D facility and due to advantage of economies of scale 23

Experienced Management Team • Michaela Ott – CEO - 20+ years Experience in High Tech and Health Care Industry Sales and Marketing - Shareholder and Officer of FiberTech for 10 years and since 2006 shareholder and Officer of Medite • Michael Ott – President & COO - 14+ years Experience in Operations Management in the Health Care Industry - CEO of IB Laser AG, CFO of W.O.M. AG and since 2006 Shareholder and Officer of Medite • Robert McCullough – CFO - 30+ years Financial Management Experience in the Health Care Industry - CEO and CFO of CytoCore Inc. since 2007 - Portfolio Manager and Investment Analyst for 15+ years 24

Why MEDITE? • Projected CAGR of 50% due to new business momentum through 2016 • Pipeline of proprietary products including high margin stains, molecular biomarkers and consumable products • Significant barriers to entry • Global partners provide a growing base of reliable and stable worldwide customers • Proven, bottom - line oriented management team 25

26 OTC BB CYOE A New Global Market Force in Histology and Cytology Cancer Diagnostics